                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (date of earliest event reported):  December 18, 1998



          MUTUAL BENEFIT CHICAGO MARRIOTT SUITE HOTEL PARTNERS, L.P.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)

       Rhode Island                      0-24467                05-0440218
------------------------------        ------------        ----------------------
 (State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)               File Number)        Identification Number)


10400 Fernwood Road, Bethesda, Maryland                         20817-1109
---------------------------------------                   ----------------------
(Address of Principal Executive Offices)                        (Zip Code)


    The Registrant's telephone number, including area code:  (301) 380-2070

                          Exhibit Index is on page 4.

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5:  OTHER EVENTS
---------------------

         On December 18, 1998, Host Marriott Corporation ("Host Marriott") announced the declaration of a special dividend payable in either cash or common stock of Host Marriott, at the election of each Host Marriott stockholder, a dividend of shares of Crestline Capital Corporation, a subsidiary of Host Marriott, and the receipt of the necessary partnership approvals to acquire eight public limited hotel partnerships (which own 24 full-service Marriott hotels), including Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P. Host Marriott stockholders of record at 5:00 p.m. (EST) on December 28, 1998 will be entitled to receive the special dividend and the Crestline Capital Corporation shares to be distributed. The press release announcing these events, which is incorporated herein by reference, is attached hereto as Exhibit 99.1.


ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
----------------------------------------------------------------------------

         (A)  Financial statements of business acquired.

                Not applicable.

         (B)  Pro forma financial information.

                Not applicable.

         (C)  EXHIBITS

         Exhibit No.    Description
         -----------    -----------
            99.1        Press Release, dated December 18, 1998, relating to the
                        declaration by the Board of Directors of Host Marriott
                        of a special cash or stock election dividend and a
                        dividend of shares of Crestline Capital Corporation to
                        Host Marriott stockholders of record at 5:00 p.m. (EST)
                        on December 28, 1998 and the receipt of necessary
                        partnership approvals to acquire eight public limited
                        partnerships.





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

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 22, 1998            MUTUAL BENEFIT CHICAGO MARRIOTT SUITE HOTEL
                                      PARTNERS, L.P.

                                    By:  MOHS CORPORATION
                                           General Partner


                                    By:  /s/ Earla L. Stowe
                                         -----------------------------------
                                         Name:   Earla L. Stowe
                                         Title:  Vice President and
                                                 Chief Accounting Officer















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

                                 EXHIBIT INDEX

EXHIBIT NUMBER      EXHIBIT DESCRIPTION                                                 Page No.
--------------      -------------------                                                 ________
     99.1           Press Release, dated December 18, 1998, relating to the                5
                    declaration by the Board of Directors of Host Marriott of a special cash or stock election dividend and a dividend of
                    shares of Crestline Capital Corporation to Host Marriott
                    stockholders of record at 5:00 p.m. (EST) on December 28,
                    1998 and the receipt of necessary partnership approvals to acquire eight public limited partnerships.














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